                                  EXHIBIT 10.1

Execution Copy

Software Agreement

Between: Tribeworks, Inc., a California corporation ("Tribeworks"), with offices located 1620 Montgomery Street, Suite 220, San Francisco, California 94111;

And: Keepsake sprl, a Belgian corporation ("Keepsake") with offices located at Avenue Eugene Demolder 38 at 1030 Brussels, Belgium;

And:           Mr. Gilbert Amar ("Amar"), residing at 5, rue Helene at 75017
               Paris, France.

Dated:         November 2, 1999

Preamble

Tribeworks is engaged in developing software applications for web media developers through the Internet.

Keepsake has extensive experience in development of multimedia publishing software tools.

Keepsake has developed a software authoring tool distributed under the tradename "iShell" (the "Software").

Amar has assisted Keepsake in development of the Software.

Tribeworks is commercializing the Software.

In consideration for the premises and covenants included herein, the parties agree to enter into this Agreement.

Agreement

1. Keepsake is holder of all intellectual property rights, including copyrights to the Software. The specifications to the Software are specified on Annex A. The credits regarding the authors of the Software that are imbedded in the source code shall remain unchanged.

2. Keepsake and Amar warrant to Tribeworks that they are authorized to enter this Agreement. To the best of the knowledge of Amar and Keepsake, execution of this Agreement by Keepsake and Amar will not conflict with any rights granted by Keepsake or Amar in the Software to any third party .Keepsake and Amar further represent that (i) the Software is proprietary to Keepsake and Amar, and (ii) to the best of their knowledge, the Software does not infringe upon or conflict with the intellectual property rights of any third parties in the Software.

3. Keepsake and Amar hereby assign to Tribeworks all of their right, title and interest to the Software (including without limitation the source code, the tradename, and other related intellectual property rights). Tribeworks agrees to pay Keepsake the consideration as specified in Annex B.

4. KEEPSAKE AND AMAR EXPRESSLY DISCLAIM ANY WARRANTIES WITH RESPECT TO THE SOFTWARE EXCEPT THOSE SPECIFIED IN SECTION 2 ABOVE. THE SOFTWARE IS PROVIDED ON AN "AS IS BASIS". ANY WARRANTY OF MERCHANT ABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE IS EXPRESSLY DISCLAIMED.

5. Unless there would be a breach of Section 2 above, Keepsake and Amar shall in no event be liable for any damages (including without limitation, damages for loss of business profits, business interruption, loss of business information, or any other pecuniary loss) related directly or indirectly to the Software. In the event that the provisions of preceding sentence set forth in this Section 5 shall be considered invalid under the laws of the applicable jurisdiction, or in the event of breach by Keepsake and/or Amar of the provisions of Section 2 hereunder, the parties acknowledge that the total damages due and payable by Keepsake and/or Amar hereunder shall not exceed twenty-five percent (25%) of the total aggregate consideration paid by Tribeworks to Keepsake and Amar under this Agreement.

6. Tribeworks undertakes on a "best effort basis" to commercialize and to develop the worldwide notoriety of the Software. Tribeworks shall organize a professional team to support the Software and to respond to any queries regarding the Software by users.

7. Upon (i) institution by or against Tribeworks of any action for insolvency, receivership or bankruptcy or any other proceedings for settlement of Tribeworks' debts, or (ii) Tribeworks' making an assignment for the benefit of creditors, or (iii) Tribeworks, dissolution or insolvency (the events specified in clauses (i) through (iii) hereof being referred to herein as "Insolvency Events"), Tribeworks will grant to Keepsake a royalty-free license to the Software and any derivative works based on the Software. For purposes hereof, term "Derivative Works" shall mean all work based on the Software such as a revision, modification, translation, compilation, or any other form, including a new work in which the Software may be recast, transformed or adapted (including but not limited to error corrections or enhancements to the Software). In connection with the foregoing, Tribeworks shall make available to Keepsake all documentation relating to the Software or the Derivative Works upon occurrence of an Insolvency Event.

8. Keepsake shall assist Tribeworks for a period of 12 months after execution of this Agreement in development of the Software on a "best effort basis". The relationships of Tribeworks and Keepsake shall be that of an independent contractor for work performed by Keepsake for Tribeworks under this Section 8. All work product developed by Keepsake for Tribeworks after the date hereof under this Section 8 shall constitute the property of Tribeworks. The fees payable by Tribeworks to Keepsake for this development work are specified in Annex C. Tribeworks shall deliver to Keepsake such copies of the Software and Derivative Works to enable Keepsake to perform its duties under this Agreement. Any copies of the Software and Derivative Works delivered by Tribeworks to Keepsake for this purpose shall be used by Keepsake for internal purpose only.

9. Commencing as of the effective date of this Agreement, Tribeworks will perform all development with respect to the Software. Tribeworks' development work will be headed by Amar.

10. Failure by either party to enforce any provision of this Agreement will not be deemed a waiver of future enforcement of that or any other provision. This Agreement is governed by and construed in accordance with the laws of Belgium. In case of litigation, the courts having exclusive jurisdiction shall always be the courts in which judicial area the registered office of the defendant is located. This Agreement, including all annexes thereto, constitutes the entire Agreement between the parties with respect to the subject matter hereof, and supersedes and replaces all prior or contemporaneous understandings or agreements, written or oral regarding such subject matter. Any amendment to this Agreement should be made exclusively by written means.

IN WITNESS WHEREOF, that parties have executed this Agreement by their duly authorized representative as of the date specified below.

TRIBEWORKS, INC.

By:  /s/ Duncan Kennedy
   ---------------------------------
     Name: Duncan Kennedy
     Title:   CEO

KEEPSAKE SPRL

By:  /s/  Patrick Soquet
   ---------------------------------
     Name: Patrick Soquet
     Title: Manager

     /s/  Gilbert Amar
------------------------------------
Gilbert Amar

                                            Acknowledged:
                                            PAN WORLD CORPORATION

                                            By:   /s/ Thomas Williams
                                               ---------------------------------
                                               Name: Thomas Williams
                                               Title: President



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

                                                                         Annex A

                           Specifications of Software
                           --------------------------

                             [To come from Patrick]


                            iSHELL 1.0 FOR MACINTOSH
                            ------------------------
KERNEL
Nutshell
iShell Editor
iShell Editor Plugins: EditCache, EditModel, EditText iShell Runtime iShell Runtime Plugins: RunCache, RunModel, RunText iShell Scripts: BLACKHPB.PIC, BLACKVPB.PIC, Compatibility.k, DefaultCursors.k, DefaultCursors.pic, DefaultEffects.k, DefaultFonts.k, DefaultProgressBar.k, DefaultScrollbar.k, FHCSB.PIC, FVCSB.PIC, GRAYHPB.PIC, GRAYVPB.PIC, MHBWSB.PIC, MHCSB.PIC, MVBWSB.PIC, MVCSB.PIC, ToolsCache.k, ToolsInfo.k, ToolsModel.k, ToolsText.k

                             iSHELL 1.0 FOR WINDOWS
                             ----------------------

KERNEL.dll
Nutshell.dll
iShell Editor.exe
iShell Editor Plugins:EditCache.dll, EditModel.dll, EditText.dll iShell Runtime.exe iShell Runtime Plugins: RunCache.dll, RunModel.dll, RunText.dll iShell Scripts: BLACKHPB.PIC, BLACKVPB.PIC, Compatibility.k, DefaultCursors.k, DefaultCursors.pic, DefaultEffects.k, DefaultFonts.k, DefaultProgressBar.k, DefaultScrollbar.k, FHCSB.PIC, FVCSB.PIC, GRAYHPB.PIC, GRAYVPB.PIC, MHBWSB.PIC, MHCSB.PIC, MVBWSB.PIC, MVCSB.PIC, ToolsCache.k, ToolsInfo.k, ToolsModel.k, ToolsText.k

                                 iSHELL 1.0 SDK
                                 --------------

iShell/- MPW - Startup Items: iShellStartup, keyStartup, qtsdkStartup

iShell/Includes: ICAPI.h, ICGlueCFM.c, ICGlueCFM.o.make, ICKeys.h, ICTypes.h, iShellVersion.r, iShellVersion.rc, OpenTptInternet.h, OpenTransport.h, System.h

iShell/key/bin: default.msdev, key.exe, key.ini, KeysBug.exe, msdev.mak iShell/key/includes: KEY.h iShell/key/kernel: ALIEN.k, ANY.k, ARRAY.k, BOOLEAN.k, CHARACTER.k, COLLECTION.k, DEBUGGER.k, DUMMY.k, HANDLE.k, INTEGER.k, KERNEL.k, MEMORY.k, MESSAGE.k, NONE.k, POINTER.k, RATIONAL.k, REAL.k, SIGNATURE.k, STRING.k, TYPE.k, VECTOR.k iShell/key/kernel: DEBUG/, KERNEL, KERNEL.dll iShell/key/kernel/RELEASE: KERNEL, KERNEL.dll iShell/key/libraries:
KERNEL.lib, KERNEL.stub, StdCLib iShell/key/tools: debug.mpw, default.mpw, EchoKeyIDs, key, keyBuild, keyBuild.do, keyMark, keyMenu, KeysBug, keySetProject, keySetProjectDirectories, keySplit, 'MPW Shell.rsrc', mpw.make, release.mpw

iShell/Libraries: ICGlueCFM.o, OpenTptInetPPC.o, OpenTptInternetLib, OpenTransportAppPPC.o, OpenTransportLib

iShell/Nutshell: Nutshell.h, Nutshell.k, Nutshell.mpw, Nutshell.msdev, Nutshell.r, Nutshell.rc iShell/Nutshell/Sources: Cache.c, Cache.k, Cursor.c, Cursor.k, FileScheme.c, FileScheme.k, Flaggable.k, HashTable.c, HashTable.k, Helper.c, Helper.k, HTTPScheme.c, HTTPScheme.k, Modifiers.c, Modifiers.k, Performance.c, Performance.k, Plugin.c, Plugin.k, Printer.c, Printer.k, Resource.k, ShellCommand.k, ShellConfiguration.k, ShellElement.k, ShellEvent.k, ShellItem.k, ShellProject.k,

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

ShellRuntime.c, ShellRuntime.k, Status.c, Status.k, TypeMap.k, URLBuffer.c, URLBuffer.k, URLCache.c, URLCache.k, URLScheme.k, URLTarget.k, URLTargetLink.k

iShell/Plugins/Cache: EditCache.h, EditCache.k, EditCache.mpw, EditCache.msdev, EditCache.r, EditCache.rc, RunCache.h, RunCache.k, RunCache.mpw, RunCache.msdev, RunCache.r, RunCache.rc iShell/Plugins/Cache/Sources: CacheCommand.k, CacheEvent.k, CacheLoader.c, CacheLoader.k, CacheProgressBar.c,
CacheProgressBar.k

iShell/Plugins/Model: EditModel.h, EditModel.k, EditModel.mpw, EditModel.msdev, EditModel.r, EditModel.rc, RunModel.h, RunModel.k, RunModel.mpw, RunModel.msdev, RunModel.r, RunModel.rc iShell/Plugins/Model/Resources: add.cur, EditModel.rsrc, intersect.cur, replace.cur, substract.cur iShell/Plugins/Model/Sources: Box.c, Box.k, Clock.c, Clock.k, Conditions.k, Controller.c, Controller.k, Cookies.k, Document.k, Effect.c, Effect.k, Image.c, Image.k, LaunchCommand.c, LaunchCommand.k, Media.c, Media.k, ModeCommand.k, Model.c, Model.k, Movie.c, Movie.k, Panorama.c, Panorama.k, RegionEditor.c, RegionEditor.k, RuntimeCommand.k, Scheduler.c, Scheduler.k, Scrollbar.k, Scroller.k, Sound.c, Sound.k, TargetableCommand.k, Tweeners.k, URLCommand.k, VolumeCommand.c, VolumeCommand.k

iShell/Plugins/Text: EditText.h, EditText.k, EditText.mpw, EditText.msdev, EditText.r, EditText.rc, RunText.h, RunText.k, RunText.mpw, RunText.msdev, RunText.r, RunText.rc iShell/Plugins/Text/Sources: DataBuffer.c, DataBuffer.k, Field.c, Field.k, FontAssociation.c, FontAssociation.k, RTFText.c, RTFText.k, Text.c, Text.h, Text.k

iShell/Scripts: BLACKHPB.PIC, BLACKVPB.PIC, Compatibility.k, DefaultCursors.k, DefaultCursors.pic, DefaultEffects.k, DefaultFonts.k, DefaultProgressBar.k, DefaultScrollbar.k, FHCSB.PIC, FVCSB.PIC, GRAYHPB.PIC, GRAYVPB.PIC, MHBWSB.PIC, MHCSB.PIC, MVBWSB.PIC, MVCSB.PIC, ToolsCache.k, ToolsInfo.k, ToolsModel.k, ToolsText.k

iShell/Shell: EditShell.c, EditShell.h, EditShell.k, EditShell.mpw, EditShell.msdev, EditShell.r, EditShell.rc, EditShell.rh, RunShell.c, RunShell.h, RunShell.k, RunShell.mpw, RunShell.msdev, RunShell.r, RunShell.rc, RunShell.rh iShell/Shell/Resources: credits.txt, document.ico, Edit.rsrc, editor.ico, hand.cur, logo.mov, project.ico, resource.h, Run.rsrc, runtime.ico, scaleminus.cur, scalenone.cur, scaleplus.cur, splash.bmp, splitx.cur, splity.cur iShell/Shell/Sources: Command.k, Configuration.k, Element.c, Element.k, Event.k, Flags.k, IOAlignmentLines.k, IOAttributeLines.k, IOBookmarkLines.k, IOCheckLines.k, IOCommandLines.k, IOConfiguration.k, IOElementLines.k, IOEventLines.k, IOGridLines.k, IOHelper.k, IOItemLines.k, IOLines.k, IOLockLines.k, IOOrderLines.k, IOPaletteLines.k, IOPalettes.k, IOPlugin.k, IOProjectLines.k, IOResourceLines.k, IOSeedLines.k, IOSettingLines.k, IOSpecialWords.k, IOToolLines.k, IOWords.k, LayoutCreator.k, LayoutEditor.c, LayoutEditor.k, LayoutOpener.c, LayoutOpener.k, LayoutRuntime.k, LayoutScroller.c, LayoutScroller.k, LayoutSelector.c, LayoutSelector.k, LayoutTracker.c, LayoutTracker.k, LayoutWindow.c, LayoutWindow.k, Plugins.k, Preferences.k, Project.k, ProjectBookmark.c, ProjectBookmark.k, ProjectCheck.k, ProjectResource.k, TestDialog.c, TestDialog.k, TestError.k, TestRuntime.k, TreeScroller.c, TreeScroller.k, TreeSelector.c, TreeSelector.k, TreeWindow.c, TreeWindow.k, UIAboutCommands.c, UIAboutCommands.k, UIAboutDialog.c, UIAboutDialog.k, UIAlerts.c, UIAlerts.k, UIAll.h, UIApplication.c, UIApplication.k, UIApplicationWindow.c, UIApplicationWindow.k, UIButton.c, UIButton.k, UIClipboard.k, UIColorPicker.c, UIColorPicker.k, UICommand.c, UICommand.k, UICommandList.c, UICommandList.k, UIContextualCommands.c, UIContextualCommands.k, UIControl.c, UIControl.k, UIDialog.c, UIDialog.k, UIDocument.k, UIDocumentWindow.c, UIDocumentWindow.k, UIDrop.c, UIDrop.k, UIEditCommands.k, UIEffectPicker.c, UIEffectPicker.k, UIFile.c, UIFile.k, UIFileCommands.k, UIFileDialogs.c, UIFileDialogs.k, UIFindCommands.c, UIFindCommands.k, UIMenuBar.c, UIMenuBar.k, UIPalette.k, UIPaletteList.k, UIPaletteView.c, UIPaletteView.k, UIPaletteWindow.c, UIPaletteWindow.k, UIPlacard.c, UIPlacard.k, UIProject.k, UIProjectCommands.k, UIProjectDialogs.k, UIScrollBar.c, UIScrollBar.k, UIScroller.c, UIScroller.k, UISelectionCommands.k, UITarget.k, UITextField.c, UITextField.k, UIView.c, UIView.k, UIWindow.c, UIWindow.k, UIWindowCommands.k, UIWindowList.c, UIWindowList.k, URLCollector.k, Utility.k

iShell/Utilities: -compatibility-Plugins.k, -compatibility-Scripts.k,
ConvertAllToMac, ConvertAllToWin, DefaultCursors.rsrc, DoBackupAllFromPC, DoBackupAllToPC, DoBuildAllDebug, DoBuildAllDebug.bat, DoBuildAllRelease, DoBuildAllRelease.bat, DoCleanAll, DoCleanAll.bat, DoSearchAll, DoTouchAll, EchoIcons, EchoIcons.c, EchoIcons.make, EchoOSErrR, EchoOSErrRC, iShell.mak, iShellMenu, MakeCursors, MakeCursors.c, MakeCursors.make, OSErrTable

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

                 iSHELL KERNEL, KEY COMPILER AND LINKER SOURCES
                 ----------------------------------------------

/iSHELL/keyall: BuildLicense.c, BuildLicense.mak, BuildLicense.make, CheckLicense.c, CheckLicense.mak, CheckLicense.make, EditorLicense.txt, InstallLicense, InstallLicense.c, InstallLicense.cpp, InstallLicense.def, InstallLicense.make, InstallLicense.r, KERNEL.mak, KERNEL.make, KERNEL.r, KERNEL.rc, KERNEL.stub.make, key.c, key.mak, key.make, key.r, key.rc, KEY_C_PREFIX.h, KEY_REZ_PREFIX.h, keyAll.c, keyAll.h, keyAny.c, keyAPI.c, keyArray.c, keyBlock.c, keyChunk.c, keyClass.c, keyCode.c, keyCompile.c, keyDebug.c, keyDecode.c, keyExport, keyGrammar.g, keyGrammar.i.c, keyHeap.c, keyInherit.c, keyKernel.c, keyKind.c, keyLink.c, keyMain.c, keyMessage.c, keyModule.c, keyObject.c, keyRead.c, keyValue.c, keyWrite.c, makeDebug, makeDebug.bat, makelicenses, makelicenses.bat, makeRelease, makeRelease.bat, makeSymbol, makeSymbol.bat, RuntimeLicense.txt

                            iSHELL INSTALLER SOURCES
                            ------------------------

/iSHELL/Master: BuildHelp, DoMasterMac, DoMasterMacScript, DoMasterWin.bat, EditorContents.htm, EditorTemplate.htm, 'License Agreement', License.txt, MacSetup.vct, PKZIP25.EXE, PluginsContents.htm, PluginsTemplate.htm, 'Read Me', ReadMe.txt, Register.htm, side.bmp, WinSetup.VCT

                                                                         Annex B

                 Consideration Payable by Tribeworks to Keepsake
                 -----------------------------------------------

Upon consummation of the merger between Tribeworks and Pan World Corporation, a Nevada corporation ("Pan World"), each of Keepsake and Amar will receive the compensation set forth below:


Keepsake                                                        Amar
--------                                                        ----
$30,000 payable prior to October 31, 1999                       $20,000 payable prior to October 31, 1999
$30,000 payable prior to December 31, 1999                      $20,000 payable prior to December 31, 1999
Warrants to purchase 181,818 shares of Pan World                Warrants to purchase 121,212 shares of Pan World
Common Stock at exercise price of $0.33 per share               Common Stock at exercise price of $0.33 per share

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
Annex C

                     Fees Payable by Tribeworks to Keepsake
                              for Development Work


In consideration for ongoing technical development of iShell, Keepsake will receive a monthly payment of $9,000USD per month, payable at the end of each month for the period commencing on the date hereof and ending on the first anniversary hereof. . [each of Amar and Soqet will receive 9,000 / month for Jan 1, 1999 through the date that they perform services. Amar becomes employee as of 9/1/99 no further obligation. Soquet: Performs services for us.



Acknowledgement:                                             Acknowledgement:
---------------                                              ---------------
The undersigned acknowledges that for the period             The undersigned acknowledges that for the period
January 1, 1999 through September __, 1999, the              January 1, 1999 through September __, 1999,
the undersigned has received $9,000 per month from           undersigned has received $9,000 per month from
Tribeworks, Inc. in connection with software                 Tribeworks, Inc. in connection with software
development services performed                               development services performed



Keepsake, SPRL



By: /s/ Patrick Soquet                              /s/ Gilbert Amar
   -------------------------------                ------------------------------
   Name:  Patrick Soquet                          Gilbert Amar
   Title: Manager

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